LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 31, 2007

TO THE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF

LEGG MASON PARTNERS ADJUSTABLE RATE INCOME FUND

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND

LEGG MASON PARTNERS CORE BOND FUND

LEGG MASON PARTNERS CORE PLUS BOND FUND

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

LEGG MASON PARTNERS GLOBAL HIGH YIELD BOND FUND

LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND

LEGG MASON PARTNERS HIGH INCOME FUND

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

LEGG MASON PARTNERS INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

LEGG MASON PARTNERS INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

LEGG MASON PARTNERS INTERMEDIATE-TERM MUNICIPALS FUND

LEGG MASON PARTNERS INVESTMENT GRADE BOND FUND

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

LEGG MASON PARTNERS MUNICIPAL HIGH INCOME FUND

LEGG MASON PARTNERS NEW JERSEY MUNICIPALS FUND

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND

LEGG MASON PARTNERS OREGON MUNICIPALS FUND

LEGG MASON PARTNERS PENNSYLVANIA MUNICIPALS FUND

LEGG MASON PARTNERS SHORT DURATION MUNICIPAL INCOME FUND

LEGG MASON PARTNERS SHORT/INTERMEDIATE U.S. GOVERNMENT FUND

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

The following text supplements the currently effective Statement of Additional Information for each fund expect for Legg Mason Partners Oregon Municipals Fund:

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners Funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements take effect on October 16, 2007 or such later date as the SEC may determine.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

The following information replaces the section of the Statement of Additional Information titled “Disclosure of Portfolio Holdings”:

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s board of trustees at its next regularly scheduled meeting.

Currently, the Funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None

Institutional Shareholder Services (Proxy voting services)	As necessary	None

Bloomberg	Quarterly	25 Days after Quarter End

Lipper	Quarterly	25 Days after Quarter End

S&P	Quarterly	25 Days after Quarter End

Morningstar	Quarterly	25 Days after Quarter End

Vestek	Daily	None

Factset	Daily	None

The Bank of New York	Daily	None

Thomson	Semi-annually	None

Dataware	Daily	None

ITG	Daily	None

Portfolio holdings information for a Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan	Quarterly	25 Days after Quarter End

Mercer	Quarterly	25 Days after Quarter End

eVestment Alliance	Quarterly	25 Days after Quarter End

CRA RogersCasey	Quarterly	25 Days after Quarter End

Cambridge Associates	Quarterly	25 Days after Quarter End

Marco Consulting	Quarterly	25 Days after Quarter End

Wilshire	Quarterly	25 Days after Quarter End

Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

CheckFree (Mobius)	Quarterly	25 Days after Quarter End

Nelsons Information	Quarterly	25 Days after Quarter End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Quantitative Services Group	Daily	None

AMBAC	Daily	None

Deutsche Bank	Monthly	6-8 business days

Fitch	Monthly	6-8 business days

Liberty Hampshire	Weekly and Month End	None

Sun Trust	Weekly and Month End	None

New England Pension Consultants	Quarterly	25 Days after Quarter End

Evaluation Associates	Quarterly	25 Days after Quarter End

Watson Wyatt	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*

Moody’s (Rating Agency)	Monthly*	6-8 business days*

Electra Information Systems	Daily	None

SunGard	Daily	None

With respect to Legg Mason Partners Government Securities Fund and Legg Mason Partners Investment Grade Bond Fund, the following disclosure supplements the Statement of Additional Information and replaces any disclosure related to the same subject matter:

Derivative Instruments- Options, Futures and Other Strategies

General. The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the fund. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

The fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase call options for any purpose. For example, a call option may be purchased by the fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However,

the fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

Generally, OTC non-U.S. currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the fund’s investment policies, the fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies—Special Considerations. The fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund’s subadviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts. The fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on the subadviser’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s subadviser anticipates. There is no assurance that the subadviser’s use of forward currency contracts will be advantageous to the fund or that the subadviser will hedge at an appropriate time.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund

Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit other any activity. The fund maintain the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

With respect to Legg Mason Partners Short-Term Investment Grade Bond Fund, the following text supplements the Statement of Additional Information and replaces any disclosure related to the same subject matter:

Derivative Instruments- Options, Futures and Other Strategies

General. The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the Prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the fund. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

The fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial

Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase call options for any purpose. For example, a call option may be purchased by the fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the fund’s investment policies, the fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed-income portfolio. If the subadviser wishes to shorten the average duration of the fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of the fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund

Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit other any activity. The fund maintain the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

With respect to Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Government Securities Fund, and Legg Mason Partners Investment Grade Bond Fund, the following text amends the Statement of Additional Information:

The current investment disclosure is amended to remove the non-fundamental investment restriction limiting, to 5% of its assets, the funds’ investment in the securities of issuers which have been in operation for less than three years of continuous operation.

With respect to Legg Mason Partners Global High Yield Bond Fund and Legg Mason Partners Government Securities Fund, the following text supplements the Statement of Additional Information and replaces any related information:

Any reference to an emerging market country in the Statements of Additional Information of the listed funds shall mean any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index or is categorized by the World Bank in its annual categorization as middle—or low-income.

With respect to Legg Mason Partners Investment Grade Bond Fund, the following information supplements the Statement of Additional Information:

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following table sets forth certain additional information with respect to Carl L. Eichstaedt, Edward A. Moody and Mark S. Lindbloom. Unless noted otherwise, all information is provided as of June 30, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Carl L. Eichstaedt *	12 registered investment companies with approximately $3.33 billion in total assets under management	2 other pooled investment vehicles with approximately $0.44 billion in assets under management	102 other accounts with approximately $21.99 billion in total assets under management

Edward A. Moody **	3 registered investment companies with approximately $0.78 billion in total assets under management	1 other pooled investment vehicle with approximately $0.095 billion in assets under management	99 other accounts with approximately $18.51 billion in total assets under management

Mark S. Lindbloom ***	6 registered investment companies with approximately $2.90 billion in total assets under management	5 other pooled investment vehicles with approximately $0.399 billion in assets under management	40 other accounts with approximately $8.04 billion in total assets under management

*	3 other accounts with assets of approximately $1.095 billion have advisory fees based on performance of the accounts.
**	8 other accounts with assets of approximately $2.870 billion had advisory fees based on performance of the accounts.
***	4 other accounts with assets of approximately $1.224 billion had advisory fees based on performance of the accounts

With respect to Legg Mason Partners Short-Term Investment Grade Bond Fund, the following information supplements the Statement of Additional Information:

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following table sets forth certain additional information with respect to Andrea Mack and Michael C. Buchanan. Unless noted otherwise, all information is provided as of June 30, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrea Mack	1 registered investment company with approximately $0.006 billion in total assets under management	0 other pooled investment vehicles	17 other accounts with approximately $6.18 billion in total assets under management

Michael C. Buchanan	14 registered investment companies with approximately $7.98 billion in total assets under management	5 other pooled investment vehicles with approximately $3.99 billion in assets under management	11 other accounts with approximately $0.82 billion in total assets under management

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